Rule 497(k)

File. No 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS January 28, 2026
Amplify CWP International Enhanced Dividend Income ETF NYSE Arca — IDVO

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2026, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVES

The Amplify CWP International Enhanced Dividend Income ETF seeks to provide current income as its primary investment objective and to provide capital appreciation as its secondary investment objective.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)    “Other Expenses” include Acquired Fund Fees and Expenses (“AFFE”) that did not exceed 0.01% of the Fund’s average net assets. “Other Expenses” have been restated to reflect estimated expenses for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2025, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying American depositary receipt (“ADR”) securities of large-and mid-cap companies from the MSCI ACWI ex USA Index that are organized or located outside of the United States and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call option contracts on such equity securities. The Fund’s investments may be U.S. exchange-traded or, at times, over-the-counter (“OTC”) securities. For purposes of this test, the Fund (i) values the options contracts at mark -to-market and (ii) considers an equity security to be “dividend paying” if it meets any or all of the following criteria: paid a dividend in the last year, has a history of paying dividends, or the portfolio managers believe will pay a dividend. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund. Capital Wealth Planning, LLC (“CWP” or a “Sub-Adviser”), Penserra Capital Management LLC (“Penserra” or a “Sub-Adviser”), and Seymour Asset Management LLC (“Seymour” or a “Sub-Adviser”, and collectively with CWP and Penserra, the “Sub-Advisers”) each serve as investment sub-advisers to the Fund. Penserra is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. Seymour has overall responsibility for screening the relevant universe and determining the appropriate positions of international companies that fit the criteria for the Fund’s investment strategy. The Sub-Advisers are not affiliated with the Fund or Amplify Investments.

The Fund pursues its investment objective by investing primarily in ADRs that deliver cash flows from dividends and simultaneously writing (selling) call option contracts to receive option premiums (as explained further below). CWP constructs a portfolio that is diversified across the GICS® sectors and developed and emerging market countries and sells call option contracts tactically to generate additional income. CWP actively manages sector allocation and country allocation, and opportunistically seeks to participate in defensive and cyclical trends within economic cycles. CWP also screens for growth and value stocks that have a history of increasing dividends and possess strong fundamentals.

Equity Securities Portfolio. CWP seeks to identify Equity Securities (both ADRs and U.S. Exchange-listed) of high-quality large capitalization companies from the MSCI ACWI ex USA Index that CWP believes are likely to, over time, sustain their earnings and cash flow growth, and increase their dividends. The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed markets (excluding the United States) and 24 emerging market countries. The MSCI ACWI ex USA Index consists of approximately 2,300 constituents and covers approximately 85% of the global equity opportunities outside the United States.

CWP seeks to identify Equity Securities of companies that are likely to consistently raise annual dividends. In constructing the Fund’s portfolio of Equity Securities, CWP considers which industry sectors or countries appear to be outperforming relative to the overall market and over-weights those sectors or countries by selecting Equity Securities that are outperforming relative to their peers. Under normal market circumstances, the Fund’s aggregate exposure to any one sector or country will be less than 30% of the value of the Fund, and the maximum weighting of each Equity Security will be no more than 8%. The Equity Securities held by the Fund will, on an ongoing basis, be screened and adjusted according to other investment attributes, including market capitalization, management track record, earnings, cash flows and return on equity.

Covered Call Option Strategy. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on Equity Securities in the Portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from the Fund. A premium is the income received by the writer of the option contract. CWP seeks to lower risk and enhance total return by tactically selling short-term call option contracts on some, or all, of the Equity Securities in the Portfolio. Specifically, CWP seeks to provide gross income of approximately 3-4% from dividend income and 2-4% from option premium, plus the potential for capital appreciation. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received. Unlike a systematic covered call program, CWP is not obligated to continuously cover each individual equity position. When one of the underlying stocks demonstrates strength or an increase in implied volatility, CWP identifies that opportunity and sells call option contracts tactically, rather than keeping all positions covered and limiting potential upside.

Cash Equivalent and Short-Term Investments. The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings or cash varies and depends on several factors, including market conditions. Under normal market conditions, the Fund will invest 5% or less of its assets in such holdings or cash.

For more information on the Fund’s principal investment strategy, please refer to the section entitled “Additional Information About the Fund’s Strategies — Principal Investment Strategies”.

As of September 30, 2025, the Fund had significant exposure to the financials and consumer discretionary sectors.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Consumer Discretionary Companies Risk. The Fund invests in consumer discretionary companies, which are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Covered Call Option Strategy Risk. Covered call option strategy risk is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) covered call option contracts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. The Fund may invest in companies located in emerging market countries. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund invests significantly in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Financials Sector Risk. Financial companies, such as retail and commercial banks, brokerage firms, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of changes in capital requirements, or recent or future regulation, on any financial company or on the financials sector as a whole cannot be predicted. The financials sector can be a target or cyberattacks, and may experience technology malfunctions and disruptions. These risks may be amplified for companies that operate online and digital platforms. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its net asset value.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, and therefore can invest a greater portion of its assets in securities of individual issuers than a diversified fund. Therefore, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

OTC Securities Risk. The Fund may invest in securities traded OTC. OTC securities may be less liquid than securities traded on national exchanges, which can make it more difficult for the Fund to buy or sell positions at desired prices. OTC securities are also subject to less stringent regulatory and disclosure requirements, which may increase the risk of price volatility and reduce transparency. Additionally, the market for OTC securities may be more susceptible to manipulation and may experience wider bid-ask spreads, potentially impacting the Fund’s returns.

Portfolio Turnover Risk. The Fund will engage in active trading, which may result in a turnover of the Fund’s portfolio to be greater than 100% annually. The Fund’s strategy may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Frequent portfolio turnover may negatively affect the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objectives.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
40%
35%
30%
25%
20%
15%
10%
5%
0%
17.44%
10.14%
36.49%
2023
2024
2025

The Fund’s highest quarterly return was 10.81% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -2.01% (quarter ended September 30, 2023).

Average Annual Total Return as of December 31, 2025
Amplify CWP International Enhanced Dividend Income ETF	1 Year	Since Inception (09/07/2022)
Return Before Taxes	36.49%	20.78%
Return After Taxes on Distributions	35.44%	19.86%
Return After Taxes on Distributions and Sale of Fund Shares	22.04%	16.37%
MSCI AC World Index Ex USA Net Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.68%
S&P World Ex-U.S. Index (USD) TR (reflects no deduction for fees, expenses or taxes)	32.56%	19.39%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Capital Wealth Planning, LLC, Penserra Capital Management LLC, and Seymour Asset Management LLC.

Portfolio Managers. The following individuals serve as the portfolio managers to the Fund.

Capital Wealth Planning, LLC

•      Kevin Simpson, Founder and Chief Executive Officer of Capital Wealth Planning

•      Josh Smith, CFA, Chief Investment Officer at Capital Wealth Planning

•      Ryland Matthews, CFA, Associate Trader at CWP

Penserra Capital Management LLC

•      Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•      Ernesto Tong, CFA, Managing Director at Penserra

•      Christine Johanson, CFA, Director at Penserra

Seymour Asset Management LLC

•      Timothy J. Seymour, Chief Investment Officer at Seymour

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager, except Timothy Seymour, has served as part of the portfolio management team of the Fund since its inception in September 2022. Timothy Seymour has served as part of the portfolio management team of the Fund since May 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.